Exhibit 10.3

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”), dated as of July 29, 2026, among Jersey Mike’s Subs Inc., a Delaware corporation, Jersey Mike’s HoldCo, LLC, a Delaware limited liability company, and the holders, other than the Corporation (as defined herein), of Common Units (as defined herein) from time to time party hereto.

WHEREAS, the parties hereto desire to provide for the exchange of Common Units for shares of Class A Common Stock (as defined herein), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SECTION 1.1. Definitions

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Blackstone Member” has the meaning set forth in the LLC Agreement.

“Cash Payment” has the meaning set forth in Section 2.2(e) of this Agreement.

“Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of the Corporation.

“Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute. Any reference herein to a particular provision of the Code shall mean, where appropriate, the corresponding provision in any successor statute.

“Common Unit” means (i) each Common Unit (as such term is defined in the LLC Agreement) issued as of the date hereof and (ii) each Common Unit or other interest in Jersey Mike’s Holdings that may be issued by Jersey Mike’s Holdings in the future that is designated by the Corporation as a “Common Unit.” For the avoidance of doubt, “Common Unit” shall include any Common Units received in exchange for Incentive Units (as defined in the LLC Agreement) pursuant to the LLC Agreement.

“Common Unitholder” means each holder of one or more Common Units that may from time to time be a party to this Agreement. For the avoidance of doubt, any holder of Common

Units received upon conversion of Incentive Units (as defined in the LLC Agreement) pursuant to the LLC Agreement will be a “Common Unitholder” hereunder.

“Corporation” means Jersey Mike’s Subs Inc., a Delaware corporation, and any successor thereto.

“Exchange” has the meaning set forth in Section 2.1(a) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

“Exchange Rate” means, at any time, the number of shares of Class A Common Stock for which a Common Unit is entitled to be exchanged at such time. On the date of this Agreement, the Exchange Rate shall be 1 for 1, subject to adjustment pursuant to Section 2.4 of this Agreement.

“Exchanging Common Unitholder” means a Common Unitholder initiating an Exchange.

“Founder Member” has the meaning set forth in the LLC Agreement.

“IPO” means the initial public offering and sale of the Corporation’s Class A Common Stock.

“Jersey Mike’s Holdings” means Jersey Mike’s HoldCo, LLC, a Delaware limited liability company, and any successor thereto.

“LLC Agreement” means the Third Amended and Restated Limited Liability Company Agreement of Jersey Mike’s Holdings, dated on or about the date hereof, as such agreement may be amended and/or restated from time to time.

“Per Share Cash Settlement Price” has the meaning set forth in Section 2.2(e) of this Agreement.

“Per Share Cash Settlement Threshold Price” means (i) in the event that there is a concurrent sale of shares of Class A Common Stock by the exchanging Common Unitholder or an Affiliate thereof, the amount received by such seller on a per share basis in such concurrent sale and (ii) in the event that there is no such concurrent sale of shares of Class A Common Stock by the exchanging Common Unitholder or an Affiliate thereof, the greater of (A) the highest trading price for a share of Class A Common Stock on the U.S. national securities exchange on which the Class A Common Stock is listed on the date of the Exchange and (B) the arithmetic average of the volume weighted average prices for a share of Class A Common Stock on the U.S. national securities exchange on which the Class A Common Stock is listed, as reported for each of the three (3) consecutive full Trading Days ending on and including the date of the related Exchange.

“Permitted Transferee” has the meaning given to such term in Section 3.1 of this Agreement.

“Registration Rights Agreement” means the Registration Rights Agreement of Jersey Mike’s Subs Inc., dated on or about the date hereof, as such agreement may be amended from time to time.

“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

“Trading Day” means a day on which the U.S. national securities exchange on which the Class A Common Stock is listed or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day).

ARTICLE II

SECTION 2.1. Exchange of Common Units for Class A Common Stock and Transfer of Class B Common Stock.

(a) Subject to adjustment as provided in this Article II and to the provisions of the LLC Agreement, each Common Unitholder shall be entitled, at any time and from time to time, upon the terms and subject to the conditions hereof and subject to the limitations set forth herein, to surrender Common Units to Jersey Mike’s Holdings in exchange for the delivery to the exchanging Common Unitholder of a number of shares of Class A Common Stock that is equal to the product of the number of Common Units surrendered multiplied by the Exchange Rate (such exchange, an “Exchange”).

(b) Upon any Exchange, a number of shares of Class B Common Stock held by such exchanging Common Unitholder equal to the number of Common Units surrendered in such Exchange will be automatically transferred to the Corporation and cancelled and retired by the Corporation.

SECTION 2.2. Exchange Procedures.

(a) A Common Unitholder shall exercise its right to make an Exchange as set forth in Section 2.1 above by providing a written notice of Exchange substantially in the form of Exhibit A hereto, duly executed by such holder or such holder’s duly authorized attorney, in each case delivered during normal business hours at the principal executive offices of the Corporation and to Jersey Mike’s Holdings. Notwithstanding anything to the contrary herein, a notice of Exchange delivered by a Blackstone Member or a Founder Member (i) may specify that the Exchange is conditioned upon the pricing of a sale or other disposition of the shares of Class A Common Stock issuable upon such Exchange (including a block trade, underwritten offering or other capital markets transaction) or upon any other conditions specified therein, and (ii) may be revoked or the settlement thereof delayed by such holder at any time prior to the consummation of such Exchange.

(b) As promptly as practicable following the delivery of a notice of Exchange in accordance with Section 2.2(a) (and in any event, within the prevailing settlement period on the national securities exchange on which the Class A Common Stock is listed, subject to any later settlement date specified in, or contemplated by any condition set forth in, such notice of Exchange), Jersey Mike’s Holdings shall deliver or cause to be delivered at the offices of the then-acting registrar and transfer agent of the Class A Common Stock or, if there is no then-acting registrar and transfer agent of the Class A Common Stock, at the principal executive offices of the Corporation, the number of shares of Class A Common Stock deliverable upon such Exchange registered in the name of the relevant exchanging Common Unitholder. To the extent the Class A Common Stock is settled through the facilities of The Depository Trust Company, Jersey Mike’s Holdings will, subject to Section 2.2(c) below, upon the written instruction of an exchanging Common Unitholder, use its commercially reasonable efforts to deliver the shares of Class A Common Stock deliverable to such exchanging Common Unitholder, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such exchanging Common Unitholder. The Corporation, including in its capacity as the Managing Member of Jersey Mike’s Holdings, shall take such actions as may be required to ensure the performance by Jersey Mike’s Holdings of its obligations under this Article II, including the issuance and sale of shares of Class A Common Stock to or for the account of Jersey Mike’s Holdings (or, at the direction of the Corporation, to or for the account of a wholly owned subsidiary of the Corporation, which subsidiary would deliver such shares to the exchanging Common Unitholder) in exchange for the delivery to the Corporation or such wholly owned subsidiary of the Corporation, as applicable, of a number of Common Units that is equal to the number of Common Units surrendered by an exchanging Common Unitholder. The Corporation shall take such actions (or cause its wholly owned subsidiary to take such as actions, as applicable) as may be required to ensure the performance of its obligations under this Article II.

(c) Jersey Mike’s Holdings and each Exchanging Common Unitholder shall bear their own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that Jersey Mike’s Holdings shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the Common Unitholder that requested the Exchange, then such Common Unitholder and/or the person in whose name such shares are to be delivered shall pay to Jersey Mike’s Holdings the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of Jersey Mike’s Holdings that such tax has been paid or is not payable.

(d) The Corporation may adopt reasonable procedures for the implementation of the Exchange provisions set forth in this Article II (including policies regarding the use of specified brokers, restrictions on exchanges during blackout periods, restrictions on the frequency or timing of exchanges for administrative convenience, reasonable notice periods and/or minimum volume thresholds) provided, that no such procedures may be imposed on a Blackstone Member or a Founder Member without the prior written consent of such Blackstone Member or Founder Member, respectively.

(e) Notwithstanding anything to the contrary herein, the Corporation may in its sole discretion elect to settle any Exchange hereunder: (i) by delivering shares of Class A Common Stock directly to an exchanging Common Unitholder in exchange for such Common Unitholder’s delivery to the Corporation (or, at the direction of the Corporation, a wholly owned subsidiary of the Corporation), of the corresponding Common Units; or (ii) in the event that the

Class A Common Stock is listed on a U.S. national securities exchange and the Corporation is utilizing the proceeds from a concurrent primary issuance of Class A Common Stock, by delivering an amount in U.S. dollars in immediately available funds equal to the product of (A) the price per share of Class A Common Stock received by the Corporation in the relevant primary issuance (the “Per Share Cash Settlement Price”), net of reasonable underwriting (or similar) discounts and commissions actually incurred, (B) the number of Common Units surrendered, and (C) the Exchange Rate (such product the “Cash Payment”) in exchange for such Common Unitholder’s delivery to the Corporation (or, at the direction of the Corporation, a wholly owned subsidiary of the Corporation), of the corresponding Common Units, provided that the Per Share Cash Settlement Price is not less than the Per Share Cash Settlement Threshold Price. Notwithstanding clause (ii) of the preceding sentence, the Corporation shall not have the right to cash settle any Exchange if the aggregate Cash Payments made by the Corporation would exceed the aggregate amount of cash received by the Corporation in such concurrent primary issuance and the Corporation may not cash settle any Exchange unless all concurrent Exchanges are similarly cash settled. Underwriting (or similar) discounts and commissions in excess of those incurred in a concurrent sale of shares of Class A Common Stock by the exchanging Common Unitholder or an Affiliate thereof will not be considered reasonable. Any such transaction shall otherwise be effected on the terms and in the manner provided herein and shall constitute an “Exchange” for all purposes of this Agreement.

(f) Notwithstanding anything to the contrary herein, to the extent a Common Unitholder surrenders for exchange a fraction of a Common Unit, Jersey Mike’s Holdings may in its sole discretion deliver to such holder a cash amount equal to the market value of such fraction (as determined by Jersey Mike’s Holdings in its sole discretion) in lieu of delivering a fraction of a share of Class A Common Stock.

SECTION 2.3. Limitations on Exchanges.

(a) For the avoidance of doubt, and notwithstanding anything to the contrary herein, a Common Unitholder shall not be entitled to Exchange Common Units to the extent the Corporation determines in good faith that such Exchange would be prohibited by law; provided, that nothing in this Agreement shall be construed to limit the rights and remedies of any Common Unitholder pursuant to the Registration Rights Agreement. For the avoidance of doubt, no Exchange shall be deemed to be prohibited by law pertaining to the registration of securities if such securities have been so registered or if any exemption from such registration requirements is reasonably available.

(b) Notwithstanding anything to the contrary herein, (i) if the board of directors of the Corporation shall determine in good faith that additional restrictions on Exchanges are necessary so that Jersey Mike’s Holdings is not treated as a “publicly traded partnership” under Section 7704 of the Code, the Corporation or Jersey Mike’s Holdings may impose such additional restrictions on Exchanges as the board of directors of the Corporation has determined in good faith to be so necessary; and (ii) no Exchange shall be permitted if, in the good faith determination of the Corporation or Jersey Mike’s Holdings, such an Exchange would pose a material risk that Jersey Mike’s Holdings would be a “publicly traded partnership” under Section 7704 of the Code; provided, that no such restriction in clause (i) or (ii) of this Section

2.3(b) may be imposed on a Blackstone Member or a Founder Member without the prior written consent of such Blackstone Member or Founder Member, respectively.

SECTION 2.4. Adjustment.

(a) The Exchange Rate shall be adjusted accordingly if there is: (i) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Common Units that is not accompanied by an identical subdivision or combination of the Class A Common Stock; or (ii) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by an identical subdivision or combination of the Common Units, in each case, to the extent necessary to maintain the economic equivalency in the value surrendered for exchange and the value received, as determined by the Corporation in good faith. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock is converted or changed into another security, securities or other property, then upon any subsequent Exchange, an exchanging Common Unitholder shall be entitled to receive the amount of such security, securities or other property that such exchanging Common Unitholder would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, an exchanging Common Unitholder shall remain entitled to receive any distribution declared or otherwise payable in respect of the Common Units surrendered by it in an Exchange with a record date occurring prior to the consummation of such Exchange, notwithstanding the consummation of such Exchange. Except as provided in this Section 2.4, no adjustments in respect of distributions shall be made upon the Exchange of any Common Unit.

SECTION 2.5. Class A Common Stock to be Issued.

(a) The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Class A Common Stock as shall be deliverable upon any such Exchange; provided, that nothing contained herein shall be construed to preclude Jersey Mike’s Holdings from satisfying its obligations in respect of the Exchange of the Common Units by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation or Jersey Mike’s Holdings or any of their subsidiaries or by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of the Corporation or any subsidiary thereof). The Corporation and Jersey Mike’s Holdings covenant that all Class A Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable.

(b) The Corporation and Jersey Mike’s Holdings covenant and agree that, to the extent that a registration statement under the Securities Act is effective and available for shares of Class A Common Stock to be delivered with respect to any Exchange, shares that have been registered under the Securities Act shall be delivered in respect of such Exchange. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the Common Unitholder requesting such Exchange, the Corporation and Jersey Mike’s Holdings shall use commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. The Corporation and Jersey Mike’s Holdings shall use commercially reasonable efforts to list the Class A Common Stock required to be delivered upon Exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Common Stock may be listed or traded at the time of such delivery.

ARTICLE III

SECTION 3.1. Additional Common Unitholders. To the extent a Common Unitholder validly transfers any or all of such holder’s Common Units to another person in a transaction in accordance with, and not in contravention of, the LLC Agreement or any other agreement or agreements with the Corporation or any of its subsidiaries to which a transferring Common Unitholder may be party, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become a Common Unitholder hereunder. To the extent Jersey Mike’s Holdings issues Common Units in the future, Jersey Mike’s Holdings shall be entitled, in its sole discretion, to make any holder of such Common Units a Common Unitholder hereunder through such holder’s execution and delivery of a joinder to this Agreement, substantially in the form of Exhibit B hereto.

SECTION 3.2. Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.2):

(a) If to the Corporation, to:

Jersey Mike’s Subs Inc.

1 Commvault Way, S300
Tinton Falls, NJ 07724

Attention: Scott G. McLester, General Counsel
Email: [email address]

With a copy to: [email address]

Jersey Mike’s HoldCo, LLC

1 Commvault Way, S300
Tinton Falls, NJ 07724

Attention: Scott G. McLester, General Counsel
Email: [email address]

(b) If to Jersey Mike’s Holdings, to:

Jersey Mike’s HoldCo, LLC

1 Commvault Way, S300
Tinton Falls, NJ 07724

Attention: Scott G. McLester, General Counsel
Email: [email address]

(c) If to any Common Unitholder, to the address and other contact information set forth in the records of Jersey Mike’s Holdings from time to time.

SECTION 3.3. Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 3.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

SECTION 3.5. Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 3.6. Amendment. The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation, (ii) Jersey Mike’s Holdings and (iii) Common Unitholders holding a majority of the then outstanding Common Units (excluding Common Units held by the Corporation); provided, however, that no amendment, supplement, waiver or modification of this Agreement shall be effective as to a Blackstone Member or a Founder Member without the prior written consent of such Blackstone Member or Founder Member, respectively.

SECTION 3.7. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 3.8. Submission to Jurisdiction; Waiver of Jury Trial.

(a) To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself, or to such party’s property, to the fullest extent permitted by law, each such party hereby irrevocably waives such immunity in respect of such party’s obligations with respect to this Agreement.

(b) WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES HERETO AGAINST ANY OTHER PARTY OR PARTIES HERETO, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES HERETO FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

(c) EXCLUSIVE JURISDICTION AND VENUE. EACH OF THE PARTIES HERETO AGREES THAT ANY DISPUTE BASED ON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS OR ACTIONS OR OMISSIONS OF ANY PARTY HERETO RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN AND MUST BE BROUGHT IN THE DELAWARE COURT OF CHANCERY (OR, IF SUCH COURT DOES NOT POSSESS OR REFUSES TO ACCEPT JURISDICTION, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR, IN THE CASE OF CLAIMS TO WHICH THE FEDERAL COURTS HAVE EXCLUSIVE SUBJECT MATTER JURISDICTION, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (AND IN THE CASE OF APPEALS IN THE COURTS IN WHICH APPEALS FROM SUCH COURTS ARE TO BE HEARD)). EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS, AND TO THE FULLEST EXTENT PERMITTED BY LAW WAIVES ANY OBJECTION THEY MAY HAVE CONCERNING THE VENUE OR CONVENIENCE OF SUCH FORUM. NOTWITHSTANDING THE FOREGOING, HOWEVER, ANY PARTY MAY COMMENCE ANY ACTION OR PROCEEDING TO ENFORCE ANY JUDGMENT OBTAINED AGAINST ANOTHER

PARTY IN COMPLIANCE WITH THE FOREGOING PROVISIONS IN ANY APPROPRIATE JURISDICTION OR COURT. TO THE FULLEST EXTENT PERMITTED BY LAW, SERVICE OF PROCESS MAY BE MADE ON ANY PARTY HERETO BY PREPAID CERTIFIED MAIL WITH A PROOF OF MAILING RECEIPT VALIDATED BY THE U.S. POSTAL SERVICE CONSTITUTING EVIDENCE OF VALID SERVICE, AND THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SERVICE MADE PURSUANT TO THE ABOVE SHALL HAVE THE SAME LEGAL FORCE AND EFFECT AS IF SERVED UPON SUCH PARTY PERSONALLY WITHIN THE STATE OF DELAWARE. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND AGREES NOT TO ASSERT AS A DEFENSE, COUNTERCLAIM OR OTHERWISE, IN ANY ACTION BROUGHT BY ANY PARTY WITH RESPECT TO THIS AGREEMENT (I) ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE AFORESAID COURTS FOR ANY REASON OTHER THAN THE FAILURE TO SERVE PROCESS IN ACCORDANCE WITH THIS SECTION 3.8; (II) ANY CLAIM THAT IT OR ITS PROPERTY IS EXEMPT OR IMMUNE FROM THE JURISDICTION OF ANY SUCH COURT OR FROM ANY LEGAL PROCESS COMMENCED IN SUCH COURTS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF JUDGMENT, EXECUTION OF JUDGMENT OR OTHERWISE); OR (III) ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE (A) TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO ABOVE; (B) THAT SUCH ACTION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (C) THAT THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF OR THEREOF, MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

SECTION 3.9. Counterparts. This Agreement may be executed in any number of counterparts (including counterparts transmitted electronically in portable document format (pdf), or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) with the same effect as if the signatures to each counterpart were upon a single instrument, all of which will be an original and together shall constitute a single instrument. The parties hereto irrevocably and unreservedly agree that this Agreement may be executed by way of electronic signatures and the parties agree that this Agreement, or any part thereof, shall not be challenged or denied any legal effect, validity and/or enforceability solely on the ground that it is in the form of an electronic record.

SECTION 3.10. Tax Treatment; Tax Withholding.

(a) This Agreement shall be treated as part of the partnership agreement of Jersey Mike’s Holdings as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. As required by the Code and the Treasury Regulations, the parties shall report any Exchange consummated hereunder as a taxable sale of the Common Units by a Common Unitholder to the Corporation, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority unless an alternate position is permitted under the Code and Treasury Regulations and the Corporation and the applicable Exchanging Common Unitholder consents in writing.

(b) Notwithstanding any other provision in this Agreement, the Corporation, Jersey Mike’s Holdings and their agents and affiliates shall have the right to deduct and withhold taxes (including Class A Common Stock with a fair market value equal to the closing price of the Class A Common Stock on the date of the applicable Exchange (provided that if an Exchange occurs on a day this is not a Trading Day, the fair market value shall be the closing price of the last Trading Day preceding the date of the applicable Exchange) equal to the amount of such taxes) from any payments to be made pursuant to the transactions contemplated by this Agreement if, in their opinion, such withholding is required by law, and shall be provided with any necessary tax forms, including Form W-9 or the appropriate series of Form W-8, as applicable, and any similar information; provided, that the Corporation may, in its sole discretion, allow an exchanging Common Unitholder to pay such taxes owed on the exchange of Common Units for Class A Common Stock in cash in lieu of the Corporation withholding or deducting such taxes; provided, further, that the Corporation shall use commercially reasonable efforts to provide the applicable exchanging Common Unitholder with written notice of any taxes it intends to withhold pursuant to this Section 3.10(b) at least five (5) days prior to the date of such withholding (or, if the applicable Exchange is to occur less than five (5) days after delivery of the notice of Exchange, as promptly as practicable). To the extent that any of the aforementioned amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the recipient of the payments in respect of which such deduction and withholding was made. To the extent that any payment pursuant to this Agreement is not reduced by such deductions or withholdings, such recipient shall indemnify the applicable withholding agent for any amounts imposed by any taxing authority together with any costs and expenses related thereto.

SECTION 3.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

SECTION 3.12. Independent Nature of Common Unitholders’ Rights and Obligations. The obligations of each Common Unitholder hereunder are several and not joint with the obligations of any other Common Unitholder, and no Common Unitholder shall be responsible in any way for the performance of the obligations of any other Common Unitholder hereunder. The decision of each Common Unitholder to enter into to this Agreement has been made by such Common Unitholder independently of any other Common Unitholder. Nothing contained herein, and no action taken by any Common Unitholder pursuant hereto, shall be deemed to constitute the Common Unitholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Common Unitholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and the Corporation acknowledges that the Common Unitholders are not acting in concert or as a group, and the Corporation will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

SECTION 3.13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without regards to its principles of conflicts of laws.

SECTION 3.14. Effective Time. This Agreement shall become effective at the effective time prescribed in the Master Reorganization Agreement, dated on or about the date hereof, among the Corporation, Jersey Mike’s Holdings and the other parties thereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

JERSEY MIKE’S SUBS INC.

By:	/s/ Scott G. McLester
Name: Scott G. McLester Title: General Counsel

JERSEY MIKE’S HOLDCO, LLC

By:	/s/ Scott G. McLester
Name: Scott G. McLester Title: General Counsel

COMMON UNITHOLDERS:

SUBMARINE BUYER LLC By: Submarine Buyer Holdco LLC, its sole member By: Boardwalk I Aggregator L.P, its managing member By: BCP 9 Holdings Manager L.L.C., its general partner

By:	/s/ Robert Brooks
Name: Robert Brooks
Title: Authorized Signatory

ORIGINAL 56ERS, INC.

By:	/s/ Peter Cancro
Name: Peter Cancro
Title: Authorized Signatory

CHRISTINE CANCRO EXEMPT TRUST UA CANCRO FAMILY DYNASTY TRUST

By:	/s/ Lisa Morgan
Name: Lisa Morgan
Title: Authorized Signatory

CAROLINE JONES EXEMPT TRUST UA CANCRO FAMILY DYNASTY TRUST

By:	/s/ Lisa Morgan
Name: Lisa Morgan
Title: Authorized Signatory

ROBERT CANCRO EXEMPT TRUST UA CANCRO FAMILY DYNASTY TRUST

By:	/s/ Lisa Morgan
Name :Lisa Morgan
Title: Authorized Signatory

PAUL CANCRO EXEMPT TRUST UA CANCRO FAMILY DYNASTY TRUST

By:	/s/ Lisa Morgan
Name: Lisa Morgan
Title: Authorized Signatory

JERSEY MIKE'S MANAGEMENT AGGREGATOR LLC

By:	/s/ Charles R. Morrison
Name: Charles R. Morrison
Title: Authorized Signatory

EXHIBIT A

[FORM OF]

ELECTION OF EXCHANGE

Jersey Mike’s Subs Inc.

1 Commvault Way, S300
Tinton Falls, NJ 07724

Attention: Scott McLester, General Counsel

Jersey Mike’s HoldCo, LLC

1 Commvault Way, S300
Tinton Falls, NJ 07724

Attention: Scott McLester, General Counsel

Reference is hereby made to the Exchange Agreement, dated as of July 29, 2026 (the “Exchange Agreement”), among Jersey Mike’s Subs Inc., a Delaware corporation, Jersey Mike’s HoldCo, LLC, a Delaware limited liability company, and the holders of Common Units from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

Subject to Section 2.2(a) of the Exchange Agreement (including any conditions or revocation rights specified therein or herein), the undersigned Common Unitholder hereby transfers to Jersey Mike’s Holdings or a wholly owned subsidiary of the Corporation, the number of Common Units set forth below in exchange for the issuance to the undersigned Common Unitholder of the number of shares of Class A Common Stock to be issued in its name as set forth below, in accordance with the Exchange Agreement.

Jersey Mike’s Holdings or the applicable wholly owned subsidiary of the Corporation and the exchanging Common Unitholder intend for the foregoing transaction to be treated as a taxable sale or exchange pursuant to Section 1001 of the Code.

Legal Name of Common Unitholder:

Address:

Number of Common Units to be exchanged:

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the Common Units subject to this Election of Exchange are being transferred to Jersey Mike’s Holdings, the Corporation or the applicable wholly owned subsidiary of the Corporation, as applicable, free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Common Units subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such Common Units to the Corporation or the applicable wholly owned subsidiary of the Corporation.

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation, the applicable wholly owned subsidiary of the Corporation or of Jersey Mike’s Holdings as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to the Corporation or the applicable wholly owned subsidiary of the Corporation, the Common Units subject to this Election of Exchange and to deliver to the undersigned the shares of Class A Common Stock to be delivered in exchange therefor.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

EXHIBIT B

[FORM OF]

JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of July 29, 2026 (the “Agreement”), among Jersey Mike’s Subs Inc., a Delaware corporation (the “Corporation”), Jersey Mike’s HoldCo, LLC, a Delaware limited liability company, and each of the Common Unitholders from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware. In the event of any conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.

The undersigned hereby joins and enters into the Agreement having acquired Common Units in Jersey Mike’s Holdings. By signing and returning this Joinder Agreement to the Corporation, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Common Unitholder contained in the Agreement, with all attendant rights, duties and obligations of a Common Unitholder thereunder. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Corporation and by Jersey Mike’s Holdings, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

Name:

Address for Notices:	With copies to:

Attention:

[INSERT APPROPRIATE INDIVIDUAL OR ENTITY SIGNATURE BLOCK FOR JOINING PARTY]